UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237 )

Exact name of registrant as specified in charter: Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2006

Date of reporting period: October 1, 2005 – March 31, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

# Putnam International New Opportunities Fund

3|31|06

*Semiannual Report*

PUTNAM INVESTMENTS

GROWTH FUNDS
look for stocks of
companies that
have the potential
to grow over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
International New
Opportunities Fund

3 | 31 | 06
Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Expenses	14
Portfolio turnover	16
Risk	17
Your fund’s management	18
Terms and definitions	20
Trustee approval of management contract	22
Other information for shareholders	27
Financial statements	28
Brokerage commissions	51

Cover photograph: Vineyard, Napa County, California © Charles O’Rear

Message from the Trustees

Dear Fellow Shareholder

In the early months of 2006, we have seen a continuation of generally benign economic conditions in the United States. The expansion that began in late 2001 is continuing, fueled by gains in worker productivity. The stock market has advanced, driven largely by corporate profit levels that, by some measures, are near all-time highs. Inflation, which can cause problems for stock and bond markets, has remained fairly steady in recent months even as energy prices have resumed their ascent. Investors can be encouraged by these conditions, but should also be mindful of risks. Bond prices have fallen recently in response to stronger job creation. As mortgage rates have risen to higher levels, activity in the housing market has slowed. Our nation’s large trade deficit is also dampening prosperity and could cause the U.S. dollar to weaken, which might make it more difficult for U.S. stocks and bonds to attract investment from abroad.

We consider it fortunate that the Federal Reserve’s (the Fed’s) new Chairman, Ben Bernanke, like his predecessor, Alan Greenspan, regards the Fed’s role in pursuing both price stability and economic growth as essential to maintaining a healthy financial system. In its first months under the leadership of Mr. Bernanke, the Fed has continued Mr. Greenspan’s program of interest-rate increases, while offering some signals that the end of the current tightening cycle might not be far away.

The economy’s significant strengths and notable weaknesses remind us once again that a well-diversified financial program under the guidance of a professional financial representative can help many investors pursue their goals. And in our view, the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors.

We want you to know that Putnam Investments, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on delivering consistent, dependable, superior investment performance over time. In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. We thank you for your support of the Putnam funds.

Putnam International New Opportunities Fund: seeking to benefit from growing companies abroad

If you have ever worn an Adidas sports shoe, used a Nokia wireless phone, or taken digital pictures with a Canon camera, you probably understand part of the philosophy behind Putnam International New Opportunities Fund: Great companies outside the United States, with products and services in strong demand, can be a great investment.

Of course, there is more to a growth company than great products, and that’s why the fund’s management team relies on a disciplined strategy and research by Putnam’s in-house analysts to select portfolio holdings from the thousands of companies operating abroad. The team wants to find companies that are well managed, with sound business models and solid balance sheets.

The fund also invests in companies of various sizes to benefit from different types of growth potential: large companies that dominate their industries, as well as midsize and small companies in an expansionary-growth phase. It is important to note that investments in small or midsize companies increase the risk of greater price fluctuations.

With regard to regions, the fund currently invests primarily in developed markets such as Japan, Canada, and the European Union, but it can also invest in emerging markets, which may offer faster rates of economic growth but subject the fund to greater risk of volatility and illiquid securities. For enhanced access to information about international companies, Putnam has analysts in London and Tokyo, as well as in Boston.

Putnam International New Opportunities Fund’s holdings
have spanned many sectors and international markets.

While investing in companies located in different economic and political systems involves risk, it may give your money a chance to grow, even during a downturn in the U.S. economy. International economies may be expanding at times when the U.S. economy is sluggish. Also, investing in securities denominated in foreign currencies provides another type of diversification. While the euro, the yen, the pound, and other currencies can fluctuate in value, your investment can benefit when these currencies strengthen against the U.S. dollar.

In all its decisions, the fund’s management team is guided by Putnam’s risk controls, which call for regular review of fund holdings and the discipline to sell stocks when they signal more risk than reward. For more than 10 years, the fund has helped investors benefit from investing in rapidly growing international companies.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Growth They examine each company’s financials, including its sales and earnings, and target those companies believed to offer growth potential.

Quality They look for high-quality companies, seeking characteristics such as solid management teams, sound business models, a record of strong performance, and high levels of free-cash flow.

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Putnam International New Opportunities Fund invests mainly in companies outside the United States that Putnam believes are experiencing rapid earnings, sales, or business unit growth, and have the potential for positive earnings surprises. The fund primarily targets large and midsize growth companies with superior competitive positions within their industries. It may be appropriate for investors seeking long-term capital appreciation with international diversification.

Highlights

* During its semiannual period, which ended March 31, 2006, Putnam International New
Opportunities Fund’s class A shares returned 12.94% without sales charges.

* The fund’s benchmark, the S&P/Citigroup World Ex-U.S. Growth Primary Market Index (PMI),
returned 12.37% .

* The fund’s Lipper peer group, International Multi-Cap Growth Funds, had an average return of 15.38% .

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

Performance

Total return for class A shares for periods ended 3/31/06

Since the fund’s inception (1/3/95), average annual return is 8.86% at NAV and 8.35% at POP.

	Average annual return		Cumulative return

	NAV	POP	NAV	POP

10 years	7.17%	6.59%	99.78%	89.32%

5 years	9.32	8.14	56.11	47.88

3 years	28.44	26.17	111.87	100.83

1 year	27.68	21.00	27.68	21.00

6 months	—	—	12.94	7.00

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The period in review

We are pleased to report robust results for your fund in the first six months of its 2006 fiscal year. International stock markets continued to advance briskly, and the growth companies we have invested in performed particularly well. Corporate earnings growth in international markets has been higher than average and generally exceeded expectations, buoyed by accelerating global economic growth, sound monetary and fiscal policies, and the quickening pace of corporate restructurings in Europe and Japan. Thanks to our successful stock selection, the fund’s results at net asset value (NAV, or without sales charges) outperformed those of its benchmark index. However, the fund lagged the average for its Lipper peer group because many funds in the group had taken more aggressive positions in smaller companies and in emerging markets. Both of these asset classes performed extremely well during the period, but since we try to maintain broader diversification with limited exposure to these often volatile areas as a strategy for managing risk, the fund’s exposure was moderate by comparison with that of its peers. Currency positioning had a neutral effect on results for the period.

Market overview

The global economic upswing that began in 2003 remained on track during the past six months, and even gained momentum in unexpected places. In Japan, market sentiment remained enthusiastic because of the country’s solid economic growth, which prompted the Bank of Japan to announce plans to end its zero interest rate policy. Also, an increasing number of companies embraced restructuring initiatives to increase profits for shareholders. A third source of confidence came from the reelection of Prime Minister Koizumi, who returned to office with a mandate to reform Japan’s large postal savings system, which is likely to free up capital for investment.

Economic growth in Continental Europe was also reasonably strong,

prompting another interest-rate increase by the European Central Bank (ECB). Since the ECB had clearly articulated its policy goals prior to the increase, it had no significant impact on European stock markets. In the United Kingdom, however, stock performance was less impressive. The Bank of England raised interest rates to cool an overheating real estate market, and triggered a broader slowdown in the economy.

Emerging markets generally performed quite well during the period. In addition to having fundamentally healthy economies, many of these markets have benefited from strong prices for energy and natural resources, such as copper and other metals. The energy and basic materials sectors continued to lead during the semiannual period. Technology and communications stocks also strengthened, while utilities stocks lagged.

Strategy overview

This fund seeks capital appreciation by investing in stocks of international companies that we believe can achieve high rates of business growth. We depend on both active research and management, with the goal of achieving gains through individual stock selection. Consequently, we do not rely on international market and sector positioning as a key source of returns, and instead keep these weightings relatively similar to those of the fund’s performance benchmark as a technique for managing risk.

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 3/31/06.

Equities

S&P/Citigroup World Ex-U.S. Growth Primary Market Index (PMI)
(international growth stocks of large companies)	12.37%

MSCI EAFE Index (international stocks)	13.86%

Russell 1000 Growth Index (large-company growth stocks)	6.16%

S&P 500 Index (broad stock market)	6.38%

Bonds

Citigroup World Government Bond Index (global government bonds)	–2.32%

Lehman Government Bond Index (U.S. Treasury and agency securities)	–0.25%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	3.65%

Our approach to selecting stocks is based on researching companies, first by analyzing their financial statements and business models, and then by talking with the companies’ managers. We work to identify companies with business models that appear likely to sustain a competitive advantage for several quarters or years. We require that each company’s accounting practices be clear and reliable. Putnam’s global resources enable team members to meet directly with managers of international companies and assess their effectiveness as business leaders.

The fund has the flexibility to invest in companies of different sizes. In large companies, we look for evidence of steady growth as well as organizational and marketing muscle. In midsize and small companies, we look for dynamic businesses that we consider able to exploit new opportunities. Should these companies succeed, we have the flexi-bility to continue owning them as they grow larger.

Your fund’s holdings

Orix Corporation of Japan is a company that we believe will grow at an above-average rate because it is currently benefiting from the country’s economic strength as well as a trend among Japanese companies to focus on generating profits for shareholders. As one of Japan’s major leasing companies, Orix’s earnings are, in part, propelled by the country’s business conditions.

Comparison of top country weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

In addition, its profits have increased as Japanese companies have begun to outsource their leasing operations.

United Internet is a leading provider of Internet services in Germany. It competes against the dominant, entrenched telephone company, Deutsche Telekom. We believe United Internet is well managed, with a strong business model that should allow it to grow quickly and gain market share. We consider this company an exciting opportunity because Germany still offers great potential for growth in Internet services; a smaller percentage of German households have online access than is the case for Europe in general.

A holding that detracted from results in the period was Macquarie Bank, an investment bank based in Australia. We like this company’s long-term growth characteristics because of the services it provides in many countries. However, the market became unduly concerned with rumors that Macquarie might be forced to cut its fees, and the stock’s price fell. We adjusted the fund’s position while maintaining exposure to the stock, and near the end of the period, the stock price started to recover, vindicating our confidence in our research. While Macquarie did not contribute to results during the semiannual period, we believe it has the potential to appreciate substantially over the long term.

Another detractor was AWD Holdings, a German financial services company. It specializes in certain types of investments

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each comprised, as of 3/31/06. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Country	Industry

GlaxoSmithKline PLC (3.1%)	United Kingdom	Pharmaceuticals

Japan Tobacco, Inc. (3.0%)	Japan	Tobacco

Total SA (2.5%)	France	Oil and gas

Norsk Hydro ASA (2.4%)	Norway	Oil and gas

BP PLC (2.2%)	United Kingdom	Oil and gas

Statoil ASA (2.1%)	Norway	Oil and gas

Mizuho Financial Group, Inc. (2.0%)	Japan	Banking

Daito Trust Construction Co., Ltd. (2.0%)	Japan	Engineering and construction

CRH PLC (2.0%)	Ireland	Basic materials

Novartis AG (1.9%)	Switzerland	Pharmaceuticals

that became disadvantaged when Germany passed revisions to its tax laws. In this case, we were compelled to revise our research conclusions, which required new analysis of the highly complex German tax code. Under our new outlook, AWD Holdings’ growth prospects looked much less attractive to us, and we sold the stock at a loss. Acknowledging that our expectations were wrong and acting promptly to redeploy assets into stocks with more attractive prospects is an important component of professional management that is sometimes necessary to protect a fund from further underperformance.

Several positions in smaller, lesser known companies benefited from the stronger consumer spending in many markets. Nexity in France is a home-builder focusing on first-time buyers. Praktiker of Germany is similar to the American chain The Home Depot, and has benefited from German homeowners spending on renovations. Credit Saison is a small, rapidly growing credit card company in Japan. All three positions advanced in the period.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We continue to find a broad array of investment opportunities in all sectors. We are impressed by the exciting changes occurring in foreign businesses, many of which are fueled by the positive global economic environment. Although prices of international stocks have risen, profits are also rising to help justify current valuations. Investors appear to be willing to pay more for companies that can sustain their profits through internal, self-generated measures. These companies benefit from the current economic expansion, but we believe their business models will enable them to achieve growth even in less favorable conditions.

We believe investing in stocks, particularly international stocks, should be a long-term endeavor. Still, there are periods when markets seem particularly fertile, and we believe we are in such a period. In addition to rising profitability in companies, many international economies are unlocking growth potential through sound government fiscal policies and central bank monetary policies. These trends can generate long-term growth, and we will continue our efforts to position the fund to take advantage of it.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Your fund’s performance

This section shows your fund’s performance for periods ended March 31, 2006, the end of the first half of its current fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance
Total return for periods ended 3/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(1/3/95)		(7/21/95)		(2/1/99)		(7/21/95)		(12/1/03)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.86%	8.35%	8.07%	8.07%	8.06%	8.06%	8.35%	8.02%	8.61%	8.88%

10 years	99.78	89.32	85.60	85.60	85.52	85.52	90.20	84.03	95.26	100.15
Annual average	7.17	6.59	6.38	6.38	6.37	6.37	6.64	6.29	6.92	7.19

5 years	56.11	47.88	50.29	48.29	50.27	50.27	52.20	47.29	54.43	56.40
Annual average	9.32	8.14	8.49	8.20	8.49	8.49	8.76	8.05	9.08	9.36

3 years	111.87	100.83	107.20	104.20	107.26	107.26	108.74	101.82	110.78	112.26
Annual average	28.44	26.17	27.49	26.87	27.50	27.50	27.80	26.37	28.22	28.52

1 year	27.68	21.00	26.75	21.75	26.75	25.75	27.12	23.04	27.38	27.92

6 months	12.94	7.00	12.53	7.53	12.47	11.47	12.65	9.03	12.82	13.15

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.

Comparative index returns
For periods ended 3/31/06

	S&P/Citigroup
	World Ex-U.S.	Lipper International
	Growth Primary	Multi-Cap Growth
	Market Index (PMI)	Funds category average*

Annual average
(life of fund)	7.49%	7.69%

10 years	92.31	112.92
Annual average	6.76	7.27

5 years	50.77	51.45
Annual average	8.56	8.41

3 years	117.33	119.73
Annual average	29.53	29.89

1 year	25.20	27.71

6 months	12.37	15.38

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 3/31/06, there were 181, 174, 149, 104, and 41 funds, respectively, in this Lipper category.

Fund price and distribution information
For the six-month period ended 3/31/06

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.224		$0.104	$0.132	$0.158		$0.213	$0.231

Capital gains	—		—	—	—		—	—

Total	$0.224		$0.104	$0.132	$0.158		$0.213	$0.231

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/05	$13.51	$14.26	$12.57	$12.96	$12.92	$13.35	$13.47	—

10/4/05†	—	—	—	—	—	—	—	$13.49

3/31/06	15.01 15.84		14.03	14.43	14.38 14.86		14.96	15.03

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

† Inception date of class Y shares.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam International New Opportunities Fund from October 1, 2005, to March 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 8.92	$ 12.88	$ 12.87	$ 11.56	$ 10.24	$ 7.48

Ending value (after expenses)	$1,129.40	$1,125.30	$1,124.70	$1,126.50	$1,128.20	$1,133.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/06 (for the period from 10/4/05 to 3/31/06 for class Y shares). The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement of certain fund expenses by Putnam. If this amount had been reflected in the table above, the fund’s expenses would have been lower.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2006, use the calculation method below. To find the value of your investment on October 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 10/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 8.45	$ 12.19	$ 12.19	$ 10.95	$ 9.70	$ 7.07

Ending value (after expenses)	$1,016.55	$1,012.81	$1,012.81	$1,014.06	$1,015.31	$1,017.51

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/06 (for the period from 10/4/05 to 3/31/06 for class Y shares). The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement of certain fund expenses by Putnam. If this amount had been reflected in the table above, the fund’s expenses would have been lower.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Your fund’s annualized
expense ratio*	1.68%	2.43%	2.43%	2.18%	1.93%	1.43%

Average annualized expense
ratio for Lipper peer group†	1.60%	2.35%	2.35%	2.10%	1.85%	1.35%

* Does not reflect the effect of a non-recurring reimbursement of certain fund expenses by Putnam. If this amount had been reflected in the table above, the fund’s expense ratio would have been lower.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 3/31/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2005	2004	2003	2002	2001

Putnam International New
Opportunities Fund	92%	120%	144%	133%	229%

Lipper International Multi-Cap
Growth Funds category average	87%	103%	125%	116%	139%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on September 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 12/31/05.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam International Growth Team. Stephen Dexter is the Portfolio Leader. Denise Selden is a Portfolio Member of the fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam International Growth Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Member

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund (in dollar ranges). Information shown is as of 3/31/06 and 3/31/05.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Stephen Dexter	2006					*
Portfolio Leader	2005					*

Denise Selden	2006					*
Portfolio Member	2005					*

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $1,000,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other funds managed by the Portfolio Leader and Member

Stephen Dexter and Denise Selden are not Portfolio Leaders or Portfolio Members of any other Putnam mutual fund. They may, however, also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended March 31, 2006, Portfolio Member Peter Hadden left your fund’s management team.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of March 31, 2006, and March 31, 2005.

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2006	*
Chief Technology Officer	2005	*

Joshua Brooks	2006			*
Deputy Head of Investments	2005			*

William Connolly	2006	*
Head of Retail Management	N/A

Kevin Cronin	2006			*
Head of Investments	2005			*

Charles Haldeman, Jr.	2006			*
President and CEO	2005			*

Amrit Kanwal	2006	*
Chief Financial Officer	2005	*

Steven Krichmar	2006	*
Chief of Operations	2005	*

Francis McNamara, III	2006		*
General Counsel	2005		*

Richard Robie, III	2006	*
Chief Administrative Officer	2005			*

Edward Shadek	2006					*
Deputy Head of Investments	2005					*

Sandra Whiston	2006	*
Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 3/31/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

S&P/Citigroup World Ex-U.S. Growth Primary Market Index (PMI) is an unmanaged index of mostly large- and some small-cap stocks from developed countries, excluding the United States, chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule then in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 44th percentile in management fees and in the 56th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper International Multi-Cap Growth Funds) for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

78th	52nd	85th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended December 31, 2004, there were 162, 134, and 96 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.) The Trustees noted the disappointing performance for your fund for the one- and five-year periods ended December 31, 2004. In this regard, the Trustees considered that, as part of a restructuring of Putnam Management’s equity group in January 2005, the fund’s investment team became part of Putnam’s broader Large Cap Equities team. Putnam Management believes that this change will facilitate closer cooperation across portfolio teams and increased exchange of investment ideas, which may expand the investment opportunities available to the fund’s managers.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper International Multi-Cap Growth Funds category for the one-, five-, and ten-year periods ended March 31, 2006, were 52%, 42%, and 55%, respectively. Over the one-, five-, and ten-year periods ended March 31, 2006, the fund ranked 91st out of 174, 44th out of 104, and 23rd out of 41 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 3/31/06 (Unaudited)

COMMON STOCKS (99.0%)*
	Shares	Value

Aerospace and Defense (2.2%)
BAE Systems PLC (United Kingdom)	504,392	$3,680,582
CAE, Inc. (Canada)	275,200	2,166,112
European Aeronautic Defense and Space Co. (Netherlands)	241,034	10,140,710
Qinetiq PLC 144A (United Kingdom) †	450,971	1,527,087
		17,514,491

Airlines (0.5%)
British Airways PLC (United Kingdom) †	694,274	4,253,410

Automotive (3.3%)
Bayerische Motoren Werke (BMW) AG (Germany)	60,500	3,330,828
Suzuki Motor Corp. (Japan)	526,300	12,071,169
Toyota Motor Corp. (Japan)	188,600	10,249,349
		25,651,346

Banking (11.1%)
ABN AMRO Holding NV (Netherlands)	209,586	6,274,041
Alpha Bank AE (Greece)	57,070	2,104,787
Anglo Irish Bank Corp. PLC (Ireland)	287,819	4,736,349
BNP Paribas SA (France)	136,188	12,630,960
DnB Holdings ASA (Norway)	552,983	7,438,685
Julius Baer Holding, Ltd. Class B (Switzerland)	41,792	3,771,356
KBC Groupe SA (Belgium)	75,336	8,076,471
Mitsui Trust Holdings, Inc. (Japan)	300,000	4,377,337
Mizuho Financial Group, Inc. (Japan)	1,963	16,031,489
Royal Bank of Scotland Group PLC (United Kingdom)	112,841	3,665,464
Royal Bank of Scotland Group PLC 144A
(United Kingdom)	218,731	7,105,135
Societe Generale (France)	20,756	3,116,742
UniCredito Italiano SpA (Italy)	1,028,212	7,446,157
		86,774,973

Basic Materials (4.7%)
Antofagasta PLC (United Kingdom)	387,955	14,378,385
CRH PLC (Ireland)	449,588	15,667,243
Teck Corp. (Canada)	106,000	6,829,152
		36,874,780

Beverage (1.6%)
InBev NV (Belgium)	161,645	7,569,350
ITO EN, Ltd. (Japan)	141,000	4,925,273
		12,494,623

Broadcasting (0.6%)
Modern Times Group AB Class B (Sweden) †	92,450	4,342,771

COMMON STOCKS (99.0%)* continued
	Shares	Value

Building Materials (0.7%)
Sika AG (Switzerland) †	5,428	$5,567,179

Chemicals (0.5%)
Toray Industries, Inc. (Japan)	455,000	3,719,559

Commercial and Consumer Services (0.7%)
Societe Generale Surveillance Holding SGS SA (Switzerland)	6,145	5,681,715

Communications Equipment (1.0%)
Telefonaktiebolaget LM Ericsson AB Class B (Sweden)	2,025,748	7,695,840

Computers (1.0%)
Bull SA (France) †	257,002	3,094,176
Playtech, Ltd. 144A (Isle of Man) †	288,826	1,367,487
Wincor Nixdorf AG (Germany)	25,734	3,229,337
		7,691,000

Consumer Cyclicals (0.9%)
Matsushita Electric Industrial Co. (Japan)	142,000	3,139,147
Sony Corp. (Japan)	78,500	3,611,544
		6,750,691

Consumer Finance (1.7%)
Aiful Corp. (Japan)	48,050	3,166,509
Credit Saison Co., Ltd. (Japan)	61,600	3,388,386
Diamond Lease Co., Ltd. (Japan)	135,000	6,326,584
		12,881,479

Consumer Goods (1.3%)
Henkel KGaA (Preference) (Germany)	38,300	4,473,953
Reckitt Benckiser PLC (United Kingdom)	171,812	6,036,944
		10,510,897

Electric Utilities (0.7%)
Scottish and Southern Energy PLC (United Kingdom)	277,764	5,453,140

Electrical Equipment (1.8%)
Schneider Electric SA (France)	72,466	7,812,632
Siemens AG (Germany)	65,300	6,078,470
		13,891,102

Electronics (3.4%)
Chartered Semiconductor Manufacturing, Ltd. (Singapore) †	4,574,000	4,426,577
Hynix Semiconductor, Inc. (South Korea) †	215,530	6,383,271
Media Tek, Inc. (Taiwan)	349,700	4,039,810
Omron Corp. (Japan)	156,100	4,473,572
Samsung Electronics Co., Ltd. (South Korea)	11,640	7,528,068
		26,851,298

COMMON STOCKS (99.0%)* continued
	Shares	Value

Engineering & Construction (2.3%)
Chiyoda Corp. (Japan)	105,000	$2,440,760
Daito Trust Construction Co., Ltd. (Japan)	304,300	15,842,012
		18,282,772

Financial (2.9%)
Hana Financial Group, Inc. (South Korea)	1,165	54,975
Hong Kong Exchanges and Clearing, Ltd. (Hong Kong)	906,000	5,450,475
ICAP PLC (United Kingdom)	803,554	6,236,377
Orix Corp. (Japan)	34,300	10,607,753
		22,349,580

Food (2.2%)
Carrefour Supermarche SA (France)	151,685	8,057,356
Nestle SA (Switzerland)	22,195	6,574,409
Royal Numico NV (Netherlands)	53,079	2,344,876
		16,976,641

Gaming & Lottery (0.5%)
Sankyo Co., Ltd. (Japan)	62,800	4,294,554

Health Care Services (0.5%)
Mediceo Paltac Holdings Co., Ltd. (Japan)	225,800	3,642,095

Homebuilding (0.4%)
Berkeley Group Holdings PLC (United Kingdom) †	150,916	3,101,543

Household Furniture and Appliances (0.5%)
Nobia AB (Sweden)	164,200	4,256,998

Insurance (2.8%)
Admiral Group PLC (United Kingdom)	280,819	3,058,513
Allianz AG (Germany)	22,195	3,704,510
QBE Insurance Group, Ltd. (Australia)	318,508	4,961,157
Wiener Staed Ver 144A (Austria)	27,000	1,666,170
Zurich Financial Services AG (Switzerland) †	35,373	8,291,604
		21,681,954

Investment Banking/Brokerage (2.1%)
Macquarie Bank, Ltd. (Australia)	248,437	11,431,718
SembCorp Industries, Ltd. (Singapore)	2,415,800	5,221,830
		16,653,548

Machinery (2.1%)
Alstrom (France) †	53,079	4,444,411
Fanuc, Ltd. (Japan)	41,800	4,013,674
Makita Corp. (Japan)	118,000	3,631,736
SMC Corp. (Japan)	27,800	4,323,858
		16,413,679

COMMON STOCKS (99.0%)* continued
	Shares	Value

Manufacturing (0.4%)
Wolseley PLC (United Kingdom)	143,154	$3,510,566

Medical Technology (1.1%)
CSL, Ltd. (Australia)	116,811	4,555,181
Fresenius Medical Care AG (Germany)	35,560	4,242,521
		8,797,702

Metals (2.5%)
Aluminum Corp. of China, Ltd. (China)	4,330,000	4,536,621
Rio Tinto, Ltd. (Australia)	99,824	5,596,173
Zinifex, Ltd. (Australia)	1,438,044	9,782,156
		19,914,950

Office Equipment & Supplies (0.4%)
Canon, Inc. (Japan)	47,300	3,117,493

Oil & Gas (15.1%)
Addax Petroleum Corporation 144A (Canada) †	120,600	2,895,310
BP PLC (United Kingdom)	1,515,066	17,368,297
ENI SpA (Italy)	273,122	7,759,615
Norsk Hydro ASA (Norway)	137,087	18,973,690
Royal Dutch Shell PLC Class A (Netherlands)	465,366	14,539,058
Royal Dutch Shell PLC Class B (Netherlands)	225,543	7,322,501
Saipem SpA (Italy)	560,250	12,941,159
Statoil ASA (Norway)	580,500	16,723,752
Total SA (France)	74,629	19,658,547
		118,181,929

Pharmaceuticals (9.4%)
AstraZeneca PLC (London Exchange) (United Kingdom)	119,612	6,015,850
Daiichi Sankyo Co., Ltd. (Japan)	394,600	8,973,049
GlaxoSmithKline PLC (United Kingdom)	933,664	24,369,765
Novartis AG (Switzerland)	265,011	14,705,930
Roche Holding AG (Switzerland)	37,530	5,575,639
Sanofi-Synthelabo SA (France)	92,223	8,759,802
Taisho Pharmaceutical Co., Ltd. (Japan)	279,000	5,616,195
		74,016,230

Photography/Imaging (0.6%)
Konica Corp. (Japan) †	398,500	5,075,640

Railroads (1.5%)
Canadian National Railway Co. (Canada)	177,800	8,067,544
East Japan Railway Co. (Japan)	528	3,903,693
		11,971,237

Real Estate (3.3%)
Aeon Mall Co., Ltd. (Japan)	47,200	2,339,961
Hang Lung Properties, Ltd. (Hong Kong)	1,837,000	3,476,087
Leopalace21 Corp. (Japan)	234,900	8,805,831

COMMON STOCKS (99.0%)* continued

	Shares	Value

Real Estate continued
Mitsui Fudoscan Co., Ltd. (Japan)	186,000	$4,262,488
Nexity (France)	16,572	1,135,953
Nexity 144A (France)	81,520	5,587,911
		25,608,231

Retail (3.7%)
Adidas-Salomon AG (Germany)	15,427	3,048,827
Foschini, Ltd. (South Africa)	317,206	3,000,312
Hyundai Department Store Co., Ltd. (South Korea)	57,380	5,336,149
Lawson, Inc. (Japan)	77,200	2,899,637
Marks & Spencer PLC (United Kingdom)	765,199	7,385,226
Next PLC (United Kingdom)	126,173	3,610,560
Praktiker Bau- und Heimwerkermaerkte AG (Germany)	132,377	3,860,246
		29,140,957

Shipping (0.7%)
Bergesen Worldwide 144A (Norway) †	398,800	5,227,852

Technology (0.2%)
Solarworld AG 144A (Germany)	5,875	1,541,035

Technology Services (1.1%)
United Internet AG (Germany)	128,484	8,261,444

Telecommunications (1.4%)
Comstar United Telesystems 144A GDR (Russia) †	263,400	1,922,820
Koninklijke (Royal) KPN NV (Netherlands)	461,465	5,192,866
Maroc Telecom (Morocco)	265,788	3,859,242
		10,974,928

Tobacco (3.0%)
Japan Tobacco, Inc. (Japan)	6,690	23,460,408

Water Utilities (0.6%)
Veolia Environnement (France)	79,353	4,400,459

Total common stocks (cost $600,681,521)		$775,454,719

SHORT-TERM INVESTMENTS (1.2%)*

	Principal amount/shares	Value

Short-term investments held as collateral for loaned
securities with a yield of 4.45% and a due date
of April 3, 2006 (d)	$1,980,754	$1,908,050
Putnam Prime Money Market Fund (e)	7,630,107	7,630,107

Total short-term investments (cost $9,538,157)		$9,538,157

TOTAL INVESTMENTS
Total investments (cost $610,219,678)		$784,992,876

* Percentages indicated are based on net assets of $783,482,887.

† Non-income-producing security.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

At March 31, 2006, liquid assets totaling $23,672,301 have been designated as collateral for open forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

GDR after the name of a foreign holding stands for Global Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of issue at March 31, 2006 (as a percentage of Portfolio Value):

Australia	4.6%
Belgium	2.0
Canada	2.5
China	0.6
France	10.0
Germany	5.3
Hong Kong	1.1
Ireland	2.6
Italy	3.6
Japan	24.6
Morocco	0.5
Netherlands	5.9
Norway	6.2
Singapore	1.2
South Korea	2.5
Sweden	2.1
Switzerland	6.4
Taiwan	0.5
United Kingdom	15.4
United States	1.0
Other	1.4

Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 3/31/06 (aggregate face value $170,573,807) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$15,824,841	$16,250,794	4/19/06	$(425,953)
British Pound	36,676,297	36,947,073	6/21/06	(270,776)
Canadian Dollar	37,817,701	37,891,260	4/19/06	(73,559)
Euro	49,965,091	49,633,157	6/21/06	331,934
Japanese Yen	29,637,068	29,851,523	5/17/06	(214,455)

Total				$(652,809)

FORWARD CURRENCY CONTRACTS TO SELL at 3/31/06 (aggregate face value $148,422,503) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$13,098,399	$13,605,368	4/19/06	$ 506,969
British Pound	2,850,338	2,885,065	6/21/06	34,727
Canadian Dollar	1,076,951	1,085,615	4/19/06	8,664
Euro	28,605,911	28,472,283	6/21/06	(133,628)
Japanese Yen	41,969,321	42,043,419	5/17/06	74,098
Norwegian Krone	31,492,174	31,173,521	6/21/06	(318,653)
Swedish Krona	9,273,299	9,209,060	6/21/06	(64,239)
Swiss Franc	19,837,057	19,948,172	6/21/06	111,115

Total				$ 219,053

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/06 (Unaudited)

ASSETS
Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $602,589,571)	$777,362,769
Affiliated issuers (identified cost $7,630,107) (Note 5)	7,630,107

Cash	1,814,813

Foreign currency (cost $8,083) (Note 1)	6,756

Dividends, interest and other receivables	2,545,876

Receivable for shares of the fund sold	467,742

Receivable for securities sold	5,889,374

Receivable for open forward currency contracts (Note 1)	1,212,882

Receivable for closed forward currency contracts (Note 1)	389,678

Total assets	797,319,997

LIABILITIES
Payable for securities purchased	5,313,496

Payable for shares of the fund repurchased	1,360,448

Payable for compensation of Manager (Notes 2 and 5)	1,685,458

Payable for investor servicing and custodian fees (Note 2)	235,771

Payable for Trustee compensation and expenses (Note 2)	192,183

Payable for administrative services (Note 2)	2,000

Payable for distribution fees (Note 2)	495,077

Payable for open forward currency contracts (Note 1)	1,646,638

Payable for closed forward currency contracts (Note 1)	852,317

Collateral on securities loaned, at value (Note 1)	1,908,050

Other accrued expenses	145,672

Total liabilities	13,837,110

Net assets	$783,482,887

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,291,993,459

Distributions in excess of net investment income (Note 1)	(4,140,313)

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(678,724,362)

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	174,354,103

Total — Representing net assets applicable to capital shares outstanding	$783,482,887

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($591,442,783 divided by 39,393,869 shares)	$15.01

Offering price per class A share
(100/94.75 of $15.01)*	$15.84

Net asset value and offering price per class B share
($140,013,020 divided by 9,982,274 shares)**	$14.03

Net asset value and offering price per class C share
($16,717,118 divided by 1,158,189 shares)**	$14.43

Net asset value and redemption price per class M share
($19,239,284 divided by 1,338,160 shares)	$14.38

Offering price per class M share
(100/96.75 of $14.38)*	$14.86

Net asset value, offering price and redemption price per class R share
($121,708 divided by 8,137 shares)	$14.96

Net asset value, offering price and redemption price per class Y share
($15,948,974 divided by 1,061,487 shares)	$15.03

*	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/06 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $393,299)	$ 5,129,880

Interest (including interest income of $57,390
from investments in affiliated issuers) (Note 5)	62,359

Securities lending	28,544

Total investment income	5,220,783

EXPENSES
Compensation of Manager (Note 2)	3,547,826

Investor servicing fees (Note 2)	1,316,759

Custodian fees (Note 2)	397,140

Trustee compensation and expenses (Note 2)	29,443

Administrative services (Note 2)	16,284

Distribution fees — Class A (Note 2)	682,017

Distribution fees — Class B (Note 2)	695,119

Distribution fees — Class C (Note 2)	77,146

Distribution fees — Class M (Note 2)	69,070

Distribution fees — Class R (Note 2)	222

Other	197,798

Non-recurring costs (Notes 2 and 6)	3,646

Costs assumed by Manager (Notes 2 and 6)	(3,646)

Fees waived and reimbursed by Manager or affiliate (Notes 2, 5 and 6)	(513,279)

Total expenses	6,515,545

Expense reduction (Note 2)	(516,747)

Net expenses	5,998,798

Net investment income	(778,015)

Net realized gain on investments (net of foreign tax of $82,871) (Notes 1 and 3)	40,743,597

Net realized gain on foreign currency transactions (Note 1)	1,204,472

Net unrealized depreciation of assets and liabilities
in foreign currencies during the period	(2,877,496)

Net unrealized appreciation of investments during the period	51,412,175

Net gain on investments	90,482,748

Net increase in net assets resulting from operations	$89,704,733

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS

	Six months ended	Year ended
	3/31/06*	9/30/05

Operations:
Net investment income (loss)	$ (778,015)	$ 4,794,116

Net realized gain on investments
and foreign currency transactions	41,948,069	112,909,821

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	48,534,679	73,809,371

Net increase in net assets resulting from operations	89,704,733	191,513,308

Distributions to shareholders: (Note 1)

From net investment income

Class A	(8,768,740)	(981,036)

Class B	(1,138,288)	—

Class C	(154,520)	—

Class M	(222,404)	—

Class R	(1,250)	(30)

Class Y	(230,923)	—

Redemption fees (Note 1)	13,562	13,326

Decrease from capital share transactions (Note 4)	(37,634,405)	(148,068,954)

Total increase in net assets	41,567,765	42,476,614

NET ASSETS
Beginning of period	741,915,122	699,438,508

End of period (including distributions in excess of net investment income of $4,140,313 and undistributed net investment
income of $7,153,827, respectively)	$783,482,887	$ 741,915,122

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

			Net								Total			Ratio of net
	Net asset		realized and	Total	From	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized	return			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	of	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	capital	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
March 31, 2006**	$13.51	—(d,e,f)	1.72	1.72	(.22)	—	—	(.22)	—(e)	$15.01	12.94*(f)	$591,443	.80*(d,f )	(.02)*(d,f )	40.64*
September 30, 2005	10.34	.11(d,g)	3.08	3.19	(.02)	—	—	(.02)	—(e)	13.51	30.93(g)	558,101	1.70(d)	.92(d,g)	92.11
September 30, 2004	9.01	.05(d)	1.37	1.42	(.09)	—	—	(.09)	—(e)	10.34	15.77	442,192	1.68(d)	.47(d)	120.02
September 30, 2003	7.37	.04	1.60	1.64	—	—	—	—	—	9.01	22.25	481,845	1.71	.54	143.91
September 30, 2002	8.44	.03	(1.10)	(1.07)	—	—	—	—	—	7.37	(12.68)	487,947	1.60	.35	133.11
September 30, 2001	18.94	(.01)	(7.86)	(7.87)	—	(2.63)	—(e)	(2.63)	—	8.44	(45.96)	711,537	1.48	(.11)	228.51

CLASS B
March 31, 2006**	$12.57	(.05)(d,f )	1.61	1.56	(.10)	—	—	(.10)	—(e)	$14.03	12.53*	$140,013	1.18*(d,f)	(.41)*(d,f )	40.64*
September 30, 2005	9.67	.01(d,g)	2.89	2.90	—	—	—	—	—(e)	12.57	29.99(g)	149,742	2.45(d)	.07(d,g)	92.11
September 30, 2004	8.43	(.03)(d)	1.29	1.26	(.02)	—	—	(.02)	—(e)	9.67	14.93	224,449	2.43(d)	(.31)(d)	120.02
September 30, 2003	6.95	(.01)	1.49	1.48	—	—	—	—	—	8.43	21.30	355,278	2.46	(.21)	143.91
September 30, 2002	8.02	(.04)	(1.03)	(1.07)	—	—	—	—	—	6.95	(13.34)	355,650	2.35	(.43)	133.11
September 30, 2001	18.28	(.09)	(7.54)	(7.63)	—	(2.63)	—(e)	(2.63)	—	8.02	(46.36)	593,763	2.19	(.83)	228.51

CLASS C
March 31, 2006**	$12.96	(.05)(d,f )	1.65	1.60	(.13)	—	—	(.13)	—(e)	$14.43	12.47*(f )	$16,717	1.18*(d,f )	(.39)*(d,f )	40.64*
September 30, 2005	9.97	.02(d,g)	2.97	2.99	—	—	—	—	—(e)	12.96	29.99(g)	15,098	2.45(d)	.15(d,g)	92.11
September 30, 2004	8.69	(.03)(d)	1.32	1.29	(.01)	—	—	(.01)	—(e)	9.97	14.85	14,058	2.43(d)	(.30)(d)	120.02
September 30, 2003	7.16	(.02)	1.55	1.53	—	—	—	—	—	8.69	21.37	19,034	2.46	(.21)	143.91
September 30, 2002	8.26	(.04)	(1.06)	(1.10)	—	—	—	—	—	7.16	(13.32)	18,987	2.35	(.44)	133.11
September 30, 2001	18.72	(.10)	(7.73)	(7.83)	—	(2.63)	—(e)	(2.63)	—	8.26	(46.33)	34,250	2.23	(.86)	228.51

CLASS M
March 31, 2006**	$12.92	(.04)(d,f)	1.66	1.62	(.16)	—	—	(.16)	—(e)	$14.38	12.65*(f)	$19,239	1.05*(d,f)	(.28)*(d,f )	40.64*
September 30, 2005	9.92	.04(d,g)	2.96	3.00	—	—	—	—	—(e)	12.92	30.24(g)	18,907	2.20(d)	.38(d,g)	92.11
September 30, 2004	8.64	(.01)(d)	1.33	1.32	(.04)	—	—	(.04)	—(e)	9.92	15.26	18,730	2.18(d)	(.06)(d)	120.02
September 30, 2003	7.10	—(e)	1.54	1.54	—	—	—	—	—	8.64	21.69	27,403	2.21	.02	143.91
September 30, 2002	8.18	(.01)	(1.07)	(1.08)	—	—	—	—	—	7.10	(13.20)	29,221	2.10	(.17)	133.11
September 30, 2001	18.53	(.07)	(7.65)	(7.72)	—	(2.63)	—(e)	(2.63)	—	8.18	(46.20)	48,887	1.98	(.62)	228.51

CLASS R
March 31, 2006**	$13.47	(.01)(d,f)	1.71	1.70	(.21)	—	—	(.21)	—(e)	$14.96	12.82*(f)	$122	.93*(d,f)	(.09)*(d,f)	40.64*
September 30, 2005	10.34	.13(d,g)	3.03	3.16	(.03)	—	—	(.03)	—(e)	13.47	30.59(g)	67	1.95(d)	1.07(d,g)	92.11
December 1, 2003†-
September 30, 2004	9.77	.01(d)	.65	.66	(.09)	—	—	(.09)	—	10.34	6.75*	10	1.61*(d)	.18*(d)	120.02

CLASS Y
October 4, 2005†-
March 31, 2006**	$13.49	.02(d,f)	1.75	1.77	(.23)	—	—	(.23)	—(e)	$15.03	13.32*(f )	$15,949	.67*(d,f)	.12*(d,f)	40.64*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40	41

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† Commencement of operations.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Market Fund during the period. As a result of such limitation and waivers, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts (Notes 2 and 5):

	3/31/06	9/30/05	9/30/04

Class A	0.03%	0.05%	0.08%

Class B	0.03	0.05	0.08

Class C	0.03	0.05	0.08

Class M	0.03	0.05	0.08

Class R	0.03	0.05	0.08

Class Y	0.03	—	—

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, in the following amounts (Note 6):

		Percentage
	Per share	of net assets

Class A	$0.01	0.04%

Class B	0.01	0.04

Class C	0.01	0.04

Class M	0.01	0.04

Class R	0.01	0.04

Class Y	0.01	0.04

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts (Note 6):

		Percentage
	Per share	of net assets

Class A	$0.01	0.09%

Class B	0.01	0.09

Class C	0.01	0.09

Class M	0.01	0.09

Class R	0.02	0.13

Class Y	—	—

The accompanying notes are an integral part of these financial statements.

Notes to financial statements

Note 1: Significant accounting policies

Putnam International New Opportunities Fund (the “Fund”) is a series of Putnam Investment Funds (the “Trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing primarily in common stocks of companies outside the United States.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class Y shares on October 4, 2005. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At March 31, 2006, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctua-tions arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluc-tuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At March 31, 2006, the value of securities loaned amounted to $1,815,859. The security was sold prior to period end and is included in the Receivable for securities sold on the Statement of assets and liabilities. The fund received cash collateral of $1,908,050 which is pooled with collateral of other Putnam funds into 1 issue of high grade short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2005, the fund had a capital loss carryover of $719,499,463 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$546,196,274	September 30, 2010

173,303,189	September 30, 2011

The aggregate identified cost on a tax basis is $612,104,636, resulting in gross unrealized appreciation and depreciation of $176,992,214 and $4,103,974, respectively, or net unrealized depreciation of $172,888,240.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through September 30, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended March 31, 2006, Putnam Management waived $252,133 of its management fee from the fund.

For the period ended March 31, 2006, Putnam Management has assumed $3,646 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam

Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended March 31, 2006, the fund incurred $1,713,899 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended, March 31, 2006 the fund’s expenses were reduced by $516,747 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $377, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended March 31, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $18,172 and $446 from the sale of class A and class M shares, respectively, and received $66,329 and $323 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended March 31, 2006, Putnam Retail Management, acting as underwriter, received $29 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended March 31, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $299,044,410 and $344,743,313, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At March 31, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 3/31/06:
Shares sold	3,515,961	$48,236,326

Shares issued
in connection
with reinvestment
of distributions	603,526	8,171,746

	4,119,487	56,408,072

Shares
repurchased	(6,027,676)	(82,292,372)

Net decrease	(1,908,189)	$(25,884,300)

Year ended 9/30/05:
Shares sold	10,700,000	$126,885,312

Shares issued
in connection
with reinvestment
of distributions	80,976	922,320

	10,780,976	127,807,632

Shares
repurchased	(12,232,443)	(144,452,286)

Net decrease	(1,451,467)	$(16,644,654)

CLASS B	Shares	Amount

Six months ended 3/31/06:
Shares sold	661,352	$8,545,453

Shares issued
in connection
with reinvestment
of distributions	82,064	1,039,745

	743,416	9,585,198

Shares
repurchased	(2,676,949)	(33,978,500)

Net decrease	(1,933,533)	$(24,393,302)

Year ended 9/30/05:
Shares sold	1,017,571	$11,259,331

Shares issued
in connection
with reinvestment
of distributions	—	—

	1,017,571	11,259,331

Shares
repurchased	(12,313,165)	(135,145,384)

Net decrease	(11,295,594)	$(123,886,053)

CLASS C	Shares	Amount

Six months ended 3/31/06:
Shares sold	140,516	$ 1,852,487

Shares issued
in connection
with reinvestment
of distributions	9,799	127,781

	150,315	1,980,268

Shares
repurchased	(157,323)	(2,090,921)

Net decrease	(7,008)	$ (110,653)

Year ended 9/30/05:
Shares sold	113,349	$ 1,301,745

Shares issued
in connection
with reinvestment
of distributions	—	—

	113,349	1,301,745

Shares
repurchased	(358,012)	(4,069,740)

Net decrease	(244,663)	$(2,767,995)

CLASS M	Shares	Amount

Six months ended 3/31/06:
Shares sold	60,808	$ 810,603

Shares issued
in connection
with reinvestment
of distributions	15,823	205,380

	76,631	1,015,983

Shares
repurchased	(202,224)	(2,674,511)

Net decrease	(125,593)	$(1,658,528)

Year ended 9/30/05:
Shares sold	98,830	$ 1,126,861

Shares issued
in connection
with reinvestment
of distributions	—	—

	98,830	1,126,861

Shares
repurchased	(524,032)	(5,946,310)

Net decrease	(425,202)	$(4,819,449)

CLASS R	Shares	Amount

Six months ended 3/31/06:
Shares sold	3,360	$46,698

Shares issued
in connection
with reinvestment
of distributions	93	1,250

	3,453	47,948

Shares
repurchased	(306)	(4,361)

Net increase	3,147	$43,587

Year ended 9/30/05:
Shares sold	4,771	$58,116

Shares issued
in connection
with reinvestment
of distributions	3	30

	4,774	58,146

Shares
repurchased	(746)	(8,949)

Net increase	4,028	$49,197

CLASS Y For the period 10/4/05 (commencement of operations) to 3/31/06:	Shares	Amount

Shares sold	1,248,947	$16,907,662

Shares issued
in connection
with reinvestment
of distributions	17,055	230,923

	1,266,002	17,138,585

Shares
repurchased	(204,515)	(2,769,794)

Net increase	1,061,487	$14,368,791

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended March 31, 2006, management fees paid were reduced by $1,559 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $57,390 for the period ended March 31, 2006. During the period ended March 31, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $100,274,498 and $92,644,391, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k)

plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Pursuant to a settlement with the Securities and Exchange Commission relating to Putnam Management’s brokerage allocation practices, on October 13, 2005 the fund received $649,373 in proceeds paid by Putnam Management. The fund had accrued a receivable for this amount in the prior fiscal year.

In March 2006, the fund received $259,587 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services. This amount is included in Fees waived and reimbursed by Manager or affiliate on the Statement of operations. Review of this matter is ongoing and the amount received by the fund may be adjusted in the future. Such adjustment is not expected to be material. Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s International group for the year ended March 31, 2006. The other Putnam mutual funds in this group are Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Merrill Lynch, Goldman Sachs, UBS Warburg, Credit Suisse First Boston, and Deutsche Bank Securities. Commissions paid to these firms together represented approximately 54% of the total brokerage commissions paid for the year ended March 31, 2006.

Commissions paid to the next 10 firms together represented approximately 33% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO U.S., Bear Stearns & Company, Citigroup Global Markets, Hong Kong Shanghai Banking Corp., JP Morgan Clearing, Lehman Brothers, Macquarie, Morgan Stanley Dean Witter, Nomura Securities, and RBC Capital Markets.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	George Putnam, III	Vice President and
Management, LLC	President	Chief Legal Officer

One Post Office Square	Charles E. Porter	Charles A. Ruys de Perez
Boston, MA 02109	Executive Vice President,	Vice President and
Marketing Services	Associate Treasurer and	Chief Compliance Officer
Putnam Retail Management	Principal Executive Officer
One Post Office Square		Mark C. Trenchard
Boston, MA 02109	Jonathan S. Horwitz	Vice President and
	Senior Vice President	BSA Compliance Officer
Custodian	and Treasurer
Putnam Fiduciary		Judith Cohen
Trust Company	Steven D. Krichmar	Vice President, Clerk and
	Vice President and	Assistant Treasurer
Legal Counsel	Principal Financial Officer
Ropes & Gray LLP		Wanda M. McManus
	Michael T. Healy	Vice President, Senior Associate
Trustees	Assistant Treasurer and	Treasurer and Assistant Clerk
John A. Hill, Chairman	Principal Accounting Officer
Jameson Adkins Baxter,		Nancy E. Florek
Vice Chairman	Daniel T. Gallagher	Vice President, Assistant Clerk,
Charles B. Curtis	Senior Vice President,	Assistant Treasurer and
Myra R. Drucker	Staff Counsel and	Proxy Manager
Charles E. Haldeman, Jr	Compliance Liaison
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
John H. Mullin, III	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
W. Thomas Stephens	Vice President
Richard B. Worley
Richard S. Robie, III
Vice President

This report is for the information of shareholders of Putnam International New Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

SA010 233451 5/06

Item 2. Code of Ethics: Not applicable Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits: (a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds By (Signature and Title): /s/Michael T. Healy Michael T. Healy Principal Accounting Officer Date: May 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: May 26, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 26, 2006